EXHIBIT 10.69

EXECUTION COPY

AMENDMENT NO. 1 TO
ASSET PURCHASE AGREEMENT

     This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this “Amendment”) dated as of March 11, 2005 amends that certain Asset Purchase Agreement dated as of December 17, 2004 (the “Agreement”) by and between U.S. TelePacific Corp., a California corporation (“Buyer”) and Pac-West Telecomm, Inc., a California corporation (“Seller”).

     WHEREAS, the parties desire to amend the Agreement.

     WHEREAS, Section 9.4 of the Agreement permits Seller and Buyer to amend the Agreement only by a written instrument executed and delivered by Seller and Buyer.

     NOW, THEREFORE, for good and valuable consideration and in consideration of the respective representations, warranties, covenants and agreements set forth in the Agreement, the parties hereby agree as follows:

ARTICLE I
AMENDMENT

     Closing Date. Section 2.1 of the Agreement is hereby amended by replacing “8:00 a.m. PST” in the last line thereof with “11:59 p.m. PST.”

ARTICLE II
MISCELLANEOUS

     Section 2.1 Definitions. Capitalized terms used but not otherwise defined herein will have the meanings ascribed to them in the Agreement.

     Section 2.2 No Further Amendments. Except as expressly amended hereby, the provisions of the Agreement are and will remain unmodified and in full force and effect. Each reference to “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement” will hereafter refer to the Agreement as amended by this Amendment. Notwithstanding the foregoing, unless the context requires otherwise, references in the Agreement to “the date hereof,” “the date of this Agreement” or similar references will continue to refer to December 17, 2004.

     Section 2.3 Incorporation by Reference. This Amendment is subject to all of the terms, conditions and limitations set forth in this Agreement including, without limitation, Sections 9.2, 9.7 and 9.8 thereof, which sections are hereby incorporated into this Amendment, mutatis mutandis, as if they were set forth in their entirety herein.

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     IN WITNESS WHEREOF, the parties have duly executed and adopted this Amendment as of the date first written above.

U.S. TELEPACIFIC CORP.

By:

Title:

PAC-WEST TELECOMM, INC.

By:

Title: